Exhibit 99.2
State Court National Prescription Opiate Litigation Case Citations as of August 24, 2018.
Cty. of Greenwood v. Rite Aid of S.C., Inc., et al., S.C. Ct. Comm. Pleas, 8/23/2018; City of Fitchburg v. Purdue Pharma L.P., et al., Mass. Super. Ct., Middlesex Cty., 8/21/2018; Cty. of York v. Rite Aid of S.C., Inc., et al., S.C. Ct. Comm. Pleas, York Cty., 8/15/2018; Cty. of Laurens v. Rite Aid of S.C., Inc., et al., S.C. Ct. Comm. Pleas, Laurens Cty., 8/14/2018; Cty. of Union v. Rite Aid of S.C., Inc., et al., S.C. Ct. Comm. Pleas, Union Cty., 8/2/2018; Cty. of Cherokee v. Rite Aid of S.C., Inc., et al., S.C. Ct. Comm. Pleas, Cherokee Cty., 8/2/2018; Township of Painesville v. Purdue Pharma L.P., et al., Ohio Ct. Comm. Pleas, Lake Cty., 8/1/2018; Fond du Lac Band of Lake Superior Chippewa v. McKesson Corp., et al., Minn. Dist. Ct., Cty. of Carlton, 7/31/2018; City of North Ridgeville v. Purdue Pharma L.P., et al., Ohio Ct. Comm. Pleas, Lorain Cty., 7/30/2018; City of North Olmsted v. Purdue Pharma, LP, et al., Ohio Ct. Comm. Pleas, Cuyahoga Cty., 7/27/2018; City of Olmsted Falls v. Purdue Pharma, L.P., et al., Ohio Ct. Comm. Pleas, Cuyahoga Cty., 7/27/2018; City of Euclid v. Purdue Pharma, L.P., et al., Ohio Ct. Comm. Pleas, Cuyahoga Cty., 7/27/2018; Cty. of Oconee v. Rite Aid of S.C., Inc., et al., S.C. Ct. Comm. Pleas, Oconee Cty., 7/26/2018; Chesterfield Cty. v. Rite Aid of S.C., Inc., et al., S.C. Ct. Comm. Pleas, 4th Jud. Cir., 7/11/2018; Cty. of Fairfield v. Rite Aid of S.C., Inc., et al., S.C. Ct. Comm. Pleas, 6th Jud. Cir., 7/3/2018; Cty. of Lee v. Rite Aid of S.C., Inc., et al., S.C. Ct. Comm. Pleas, 3d Jud. Cir., 7/3/2018; Cty. of Orangeburg v. Rite Aid of S.C., Inc., et al., S.C. Ct. Comm. Pleas, 1st Jud. Cir., 7/3/2018; Cty. of Allendale v. Rite Aid of S.C., Inc., et al., S.C. Ct. Comm. Pleas, 14th Jud. Cir., 6/25/2018; Cty. of Hampton v. Rite Aid of S.C., Inc., et al., S.C. Ct. Comm. Pleas, 14th Jud. Cir., 6/25/2018; Cty. of Jasper v. Rite Aid of S.C., Inc., et al., S.C. Ct. Comm. Pleas, 14th Jud. Cir., 6/25/2018; Cty. of Kershaw, et al v. Rite Aid of S.C., Inc., et al., S.C. Ct. Comm. Pleas, 5th Jud. Cir., 6/25/2018; Cty. of Colleton v. Rite Aid of S.C., Inc., et al., S.C. Ct. Comm. Pleas, 14th Jud. Cir., 6/20/2018; Cty. of Dorchester v. Rite Aid of S.C., Inc., et al., S.C. Ct. Comm. Pleas, 1st Jud. Cir., 6/19/2018; Cty. of Williamsburg v. Rite Aid of S.C., Inc., et al., S.C. Ct. Comm. Pleas, 3d Jud. Cir.; 6/19/2018; Cty. of Beaufort v. Rite Aid of S.C., Inc., et al., S.C. Ct. Comm. Pleas, 14th Jud. Cir., 6/18/2018; Pickens Cty. v. Rite Aid of S.C., Inc., et al., S.C. Ct. Comm. Pleas, 13th Jud. Cir., 6/14/2018; Bd. of Cty. Comm’rs of McClain Cty., Okla. v. Purdue Pharma, L.P. et al., Okla. Dist. Ct., McClain Cty., 6/13/2018; Bd. of Cty. Comm’rs of Pawnee Cty., Okla. v. Purdue Pharma, L.P. et al., Okla. Dist. Ct., Pawnee Cty., 6/13/2018; Cty. of Anderson v. Rite Aid of S.C., Inc., et al., S.C. Ct. Comm. Pleas, Anderson Cty., 6/6/2018; Bd. of Cty. Comm’rs of Del. Cty., Okla. v. Purdue Pharma LP, et al., Okla. Dist. Ct., Del. Cty., 4/24/2018; Bd. of Cty. Comm’rs of Ottawa Cty., Okla. v. Purdue Pharma LP, et al., Okla. Dist. Ct., Ottawa Cty., 4/24/2018; Bd. of Cty. Comm’rs of Osage Cty., Okla. v. Purdue Pharma L.P., et al., Okla. Dist. Ct., Osage Cty., 4/24/2018; Cty. of Greenville v. Rite Aid of S.C., Inc., et al., S.C. Ct. Com. Pl., 13th Jud. Cir., 3/5/2018; Brooke Cty. Comm’n v. Purdue Pharma L.P., et al., W. Va. Cir. Ct., Marshall Cty., 12/13/2017; Hancock Cty. Comm’n v. Purdue Pharma L.P., et al., W. Va. Cir. Ct., Marshall Cty., 12/13/2017; Harrison Cty. Comm’n v. Purdue Pharma L.P., et al., W. Va. Cir. Ct., Marshall Cty., 12/13/2017; Lewis Cty. Comm’n v. Purdue Pharma L.P., et al., W. Va. Cir. Ct., Marshall Cty., 12/13/2017; Marshall Cty. Comm’n v. Purdue Pharma L.P., et al., W. Va. Cir. Ct., Marshall Cty., 12/13/2017; Ohio Cty. Comm’n v. Purdue Pharma L.P., et al., W. Va. Cir. Ct., Marshall Cty., 12/13/2017; Tyler Cty. Comm’n v. Purdue Pharma L.P., et al., W. Va. Cir. Ct., Marshall Cty., 12/13/2017; Wetzel Cty. Comm’n v. Purdue Pharma L.P., et al., W. Va. Cir. Ct., Marshall Cty., 12/13/2017.